UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2011

AMERIGON INCORPORATED

(Exact name of registrant as specified in its charter)

Michigan	0-21810	95-4318554
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21680 Haggerty Road, Ste. 101, Northville, MI	48167
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 504-0500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 250.13e-4(c))

Item 8.01	Other Events.

Amerigon Incorporated (“Amerigon”) filed a shelf registration statement on Form S-3 (File No. 333-171787) (the “Registration Statement”) including an accompanying prospectus (the “Base Prospectus”) with the Securities and Exchange Commission (the “SEC”) on January 20, 2011. The Registration Statement was declared effective by the SEC on January 28, 2011. Amerigon filed a prospectus supplement to the Base Prospectus with the SEC on March 30, 2011 (the “Prospectus Supplement”).

In connection with the Registration Statement and the filing of the Prospectus Supplement, this Current Report on Form 8-K is being filed to update the opinion letter of Honigman Miller Schwartz and Cohn LLP filed as Exhibit 5.1 to the Registration Statement relating to the legality of the issuance and sale of the securities to be offered and sold under the Registration Statement and to add the opinion letter of Honigman Miller Schwartz and Cohn LLP as Exhibit 8.1 to the Registration Statement with respect to certain tax matters (a copy of each of the opinion letters of Honigman Miller Schwartz and Cohn LLP is attached to this Current Report on Form 8-K as Exhibit 5.1 and Exhibit 8.1, respectively).

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

5.1*	Opinion Letter of Honigman Miller Schwartz and Cohn LLP as to the issuance and sale of the securities

8.1*	Opinion Letter of Honigman Miller Schwartz and Cohn LLP as to certain tax matters

23.1*	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 5.1 and 8.1)

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIGON INCORPORATED

Date: March 30, 2011	By:	/S/ BARRY G. STEELE
Barry G. Steele,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1*	Opinion Letter of Honigman Miller Schwartz and Cohn LLP as to the issuance and sale of the securities

8.1*	Opinion Letter of Honigman Miller Schwartz and Cohn LLP as to certain tax matters

23.1*	Consent of Honigman Miller Schwartz and Cohn LLP (included in Exhibit 5.1 and 8.1)